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                                                                    EXHIBIT 10.2


                             AMENDMENT NO. 1
           PATHNET TELECOMMUNICATIONS, INC. 1997 STOCK INCENTIVE PLAN

         AMENDMENT NO. 1 dated as of November 2, 1999 to the Pathnet Telecommunications, Inc. 1997 Stock Incentive Plan (the "Amendment"). The effective date of the Amendment ("Effective Date") shall be the Closing Date in
Section 6A of the Contribution Agreement by and among Pathnet
Telecommunications, Inc., Pathnet, Inc. and the Burlington Northern and Santa Fe Railway Company, provided that all of the contingencies in such Section 6A are satisfied.

                              W I T N E S S E T H:

         WHEREAS, the Board of Directors of Pathnet Telecommunications, Inc. ("Company") has heretofore resolved to adopt the Pathnet Telecommunications, Inc. 1997 Stock Incentive Plan ("Plan") on the Effective Date; and

         WHEREAS, the Board of Directors of Company desires to amend the Plan in certain respects on the Effective Date, all as set forth more fully below:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein without definition shall have the meaning assigned to such term in the Plan. Each reference to "hereof," "hereunder," "herein," and "hereby" and each other similar reference and each reference to the "Plan" contained in the Plan shall from and after the date hereof refer to the Plan as amended hereby.

         SECTION 2. Amendment to Section 1 of the Plan. The first sentence of
Section 1 of the Plan is hereby amended, in relevant part, as follows:

         "The purposes of this Pathnet Telecommunications, Inc. 1997 Stock Incentive Plan are to promote the interests of Pathnet
         Telecommunications, Inc. and its stockholders by"

         SECTION 3. Amendment to Section 2 of the Plan. Section 2 of the Plan is hereby amended as follows:

         (a) By deleting the definitions of "Permitted Holders," "Investment and Stockholders' Agreement," "Investors," and "Investor Directors" in their entirety;

         (b) By replacing the following definitions in their entirety:

             "Company" shall mean Pathnet Telecommunications, Inc., together with any successor thereto.


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             "Plan" shall mean this Pathnet Telecommunications, Inc. 1997 Stock
             Incentive Plan.

         (c) By adding the following definition:

             "Stockholders' Agreement" shall mean the Pathnet
             Telecommunications, Inc. Stockholders' Agreement by and among Pathnet Telecommunications, Inc, and certain stockholders of Pathnet Telecommunications, Inc., as the same may be amended from time to time.

         (d) By inserting the word "than" after "composed of not less" in the definition of "Committee."

         SECTION 4. Amendment to Section 4 of the Plan. Section 4 of the Plan is hereby amended by replacing the reference to "1,153,667" that appears in the first sentence of paragraph (a) of such Section (pursuant to the amendment dated March 24, 1998), and inserting in lieu thereof the number "5,004,874." Section 4 of the Plan is further amended by replacing the references to "400,000" that appear in the first sentence of paragraph (a) of such Section and inserting in lieu thereof the number "1,160,000."

         SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, this Amendment is hereby executed and adopted as of the date first written above.

                                                PATHNET TELECOMMUNICATIONS, INC.

                                                By: /s/ RICHARD A. JALKUT
                                                   -----------------------------
                                                Name:  Richard A. Jalkut
                                                Title: President and CEO
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                                  PATHNET, INC.

                            1997 STOCK INCENTIVE PLAN

         SECTION 1. Purpose. The purposes of this PathNet, Inc. 1997 Stock Incentive Plan are to promote the interests of PathNet, Inc. and its stockholders by (i) attracting and retaining exceptional officers and other employees, consultants and directors of the Company and its Subsidiaries, as defined below; (ii) motivating such individuals by means of performance-related incentives to achieve performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

         SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

                  "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by, or controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

                  "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award, Other Stock-Based Award or Performance Compensation Award.

                  "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

                  "Board" shall mean the Board of Directors of the Company.

                  "Change of Control" shall mean the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any "person" or "group" (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Permitted Holders, (ii) any person or group, other than the Permitted Holders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for

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         election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company, then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board, then in office.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Committee" shall mean either (i) the Board or (ii) a committee of the Board designated by the Board to administer the Plan and composed of not less two directors, each of whom is expected, but not required, to be a "Non-Employee Director" (within the meaning of Rule 16b-3) and an "outside director" (within the meaning of Code section 162(m)) to the extent Rule 16b-3 and Code section 162(m), respectively, are at such time applicable to the Company and the Plan. If at any time such a committee has not been so designated, the Board shall constitute the Committee.

                  "Company" shall mean PathNet, Inc., together with any successor thereto.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Fair Market Value" shall mean, (A) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (B) with respect to the Shares, as of any date, (i) the mean between the high and low sales prices of the Shares as reported on the composite tape for securities traded on the New York Stock Exchange for such date (or if not then trading on the New York Stock Exchange, the mean between the high and low sales price of the Shares on the stock exchange or over-the-counter market on which the Shares are principally trading on such date), or if, there were no sales on such date, on the closest preceding date on which there were sales of Shares or (ii) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Committee.

                  "Fully Diluted Shares" shall mean, as of any date, the number of Shares outstanding as of such date (including any shares of Restricted Stock) plus the aggregate number of Shares issuable upon the exercise of all outstanding Options, and other options, warrants and rights to acquire Shares (whether or not then exercisable) and the aggregate number of Shares issuable upon the conversion of all outstanding securities that are convertible into Shares.

                  "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

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                  "Investment and Stockholders' Agreement" shall mean the
         PathNet, Inc. Investment and Stockholders' Agreement dated as of December 23, 1996, as the same may be amended from time to time.

                  "Investors" shall mean the "Investors" as defined in the Investment and Stockholders' Agreement.

                  "Investor Directors" shall mean those members of the Board who constitute Investor Directors as defined in the Investment and Stockholders' Agreement.

                  "Negative Discretion" shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award; provided that the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as Performance-based compensation under section 162(m) of the Code. By way of example and not by way of limitation, in no event shall any discretionary authority granted to the Committee by the Plan including, but not limited to, Negative Discretion, be used to (a) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (b) increase a Performance Compensation Award above the maximum amount payable under Sections 4(a) or 11(d)(vi) of the Plan. Notwithstanding anything herein to the contrary, in no event shall Negative Discretion be exercised by the Committee with respect to any Option or Stock Appreciation Right (other than an Option or Stock Appreciation Right that is intended to be a Performance Compensation Award under Section 11 of the Plan).

                  "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

                  "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

                  "Other Stock-Based Award" shall mean any right granted under
         Section 10 of the Plan.

                  "Participant" shall mean any officer or other employee, consultant or director of the Company or its Subsidiaries eligible for an Award under Section 5 and selected by the Committee to receive an Award under the Plan.

                  "Performance Award" shall mean any right granted under Section 9 of the Plan.

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                  "Performance Compensation Award" shall mean any Award
         designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

                  "Performance Criteria" shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Subsidiary, Affiliate, division or operational unit of the Company) and shall be limited to the following: Return on net assets, return on shareholders equity, return on assets, return on capital, shareholder returns, profit margin, earnings per Share, net earnings, operating earnings, Shares price per Share and sales or market share. To the extent required under section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

                  "Performance Formula" shall mean, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

                  "Performance Goals" shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period, or at any time thereafter (but only to the extent the exercise of such authority after the first 90 days of a Performance Period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as Performance-based compensation under section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development affecting the Company; or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

                  "Performance Period" shall mean the one or more periods of time of at least one year in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of

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         determining a Participants right to and the payment of a Performance
         Compensation Award.

                  "Permitted Holders" shall mean, as of the date of determination, any and all of (i) any of the Investors or their respective affiliates and (ii) any of David Schaeffer, his spouse, his siblings and their spouses, and descendants of any of them (whether natural or adopted) (collectively, the "Schaeffer Group"), (iii) any of Richard A. Jalkut, his spouse, his siblings and their spouses, and descendants of any of them (whether natural or adopted) (collectively, the "Jalkut Group") and (iv) any trust established and maintained primarily for the benefit of any member of the Schaeffer Group or the Jalkut Group and any entity controlled by any member of the Schaeffer Group or the Jalkut Group.

                  "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

                  "Plan" shall mean this PathNet, Inc. 1997 Stock Incentive
         Plan.

                  "Qualified Public Offering" shall mean the first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Shares to the public in which (i) the proceeds received by the Company, net of underwriting discounts and commissions, equal or exceed $20,000,000 and (ii) immediately prior to the consummation of which, the Company is valued (without regard to any proceeds to be received by the Company in connection with such public offering) at greater than $50,000,000.

                  "Restricted Stock" shall mean any Share granted under Section 8 of the Plan.

                  "Restricted Stock Unit" shall mean any unit granted under
         Section 8 of the Plan.

                  "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

                  "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.

                  "Shares" shall mean the shares of common stock of the Company, $.01 par value, or such other securities of the Company (i) into which such shares of common stock shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar

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         transaction or (ii) as may be determined by the Committee pursuant to
         Section 4(b).

                  "Stock Appreciation Right" shall mean any right granted under
         Section 7 of the Plan.

                  "Subsidiary" shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee

                  "Substitute Awards" shall have the meaning specified in
         Section 4(c).

         SECTION 3. Administration.

                  (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant and designate those Awards which shall constitute Performance Compensation Awards; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award (subject to section 162(m) of the Code with respect to Performance Compensation Awards) shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret, administer reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) establish and administer Performance Goals and certify whether, and to what extent, they have been attained; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

                  (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder.

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                  (c) The mere fact that a Committee member shall fail to
         qualify as a "Non-Employee Director" or "outside director" within the meaning of Rule 16b-3 and Code section 162(m), respectively, shall not invalidate any award made by the Committee which award is otherwise validly made under the Plan.

                  (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

                  (e) With respect to any Performance Compensation Award granted under the Plan, the Plan shall be interpreted and construed in accordance with section 162(m) of the Code.

                  (f) Notwithstanding the foregoing, the Committee may delegate to one or more officers of the Company the authority to grant awards to Participants who are not officers or directors of the Company subject to Section 16 of the Exchange Act or "covered employees" within the meaning of Code section 162(m).

         SECTION 4. Shares Available for Awards.

                  (a) Shares Available. Subject to adjustment as provided in
         Section 4(b), the aggregate number of Shares with respect to which Awards may be granted under the Plan shall be 579,264; the maximum number of Shares with respect to which Options and Stock Appreciation Rights may be granted to any Participant in any fiscal year shall be 400,000 and the maximum number of Shares which may be paid to a Participant in the Plan in connection with the settlement of any Award(s) designated as Performance Compensation Awards in respect of a single Performance Period shall be 400,000 or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise, or other settlement for consideration), then the Shares covered by such Award shall again be, or shall become, Shares with respect to which Awards may be granted hereunder.

                  (b) Adjustments. Notwithstanding any provisions of the Plan to the contrary, in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by

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         the Committee in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted,
         (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award, which, in the case of Options and Stock Appreciation Rights shall equal the excess, if any, of the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights over the aggregate exercise price or grant price of such Options or Stock Appreciation Rights.

                  (c) Substitute Awards. Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates under any other plan, agreement or arrangement or by a company acquired by the Company or with which the Company combines ("Substitute Awards"). The number of Shares underlying any Substitute Awards shall be counted against the aggregate number of Shares available for Awards under the Plan.

                  (d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

         SECTION 5. Eligibility. Any officer or other employee, consultant or director to the Company or any of its Subsidiaries (including any prospective officer, employee, consultant or director) shall be eligible to be designated a Participant.

         SECTION 6. Stock Options.

                  (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. All Options when granted under the Plan are intended to be Non-Qualified Stock Options, unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan's requirements relating to Non-Qualified Stock Options.

                  (b) Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which exercise price shall be set forth in the applicable Award Agreement.

                  (c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable. Options with an exercise price equal to or greater than the Fair Market Value per Share as of the date of grant are intended to qualify as "performance-based compensation" under section 162(m) of the Code to the extent section 162(m) of the Code is applicable to the Company and the Plan. In the sole discretion of the Committee, Options may be granted with an exercise price that is less than the Fair Market Value per Share and such Options may, but need not, be intended to qualify as performance-based compensation in accordance with Section 11 hereof.

                  (d) Payment.

                  (i) No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Unless otherwise provided in an Award Agreement, such payment may be made in cash, or its equivalent, or (x) by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least 6 months), (y) if there shall be a public market for the Shares, subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price, or (z) with the consent of the Committee in its sole discretion, by the promissory note and agreement of a Participant providing for the payment with interest of the unpaid balance accruing at a rate not less than needed to avoid the imputation of income under Code section 7872 and upon such terms and conditions (including the security, if any therefor) as the Committee may determine, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.

                  (ii) Wherever in this Plan or any Award Agreement a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

         SECTION 7. Stock Appreciation Rights.

                  (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights with a grant price equal to or greater than the Fair Market Value per Share as of the date of grant are intended to qualify as "performance-based compensation" under section 162(m) of the Code to the extent section 162(m) of the Code is applicable to the Company and the Plan. In the sole discretion of the Committee, Stock Appreciation Rights may be granted with an exercise price that is less than the Fair Market Value per Share and such Stock Appreciation Rights may, but need not, be intended to qualify as performance-based compensation in accordance with Section 11 hereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time.

                  (b) Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

                  (c) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

         SECTION 8. Restricted Stock and Restricted Stock Units.

                  (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of

         Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards.

                  (b) Transfer Restrictions. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

                  (c) Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Shares pursuant to the terms of the applicable Award Agreement, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.

         SECTION 9. Performance Awards.

                  (a) Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a "Performance Award", which shall consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and
         (iii) payable at such time and in such form as the Committee shall determine.

                  (b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

                  (c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

         SECTION 10. Other Stock-Based Awards.

                  (a) General. The Committee shall have authority to grant to Participants an "Other Stock-Based Award", which shall consist of any right which is (i) not an Award described in Sections 6 through 9 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award, including the price, if any, at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan.

                  (b) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under this Section 10 or as an Award granted pursuant to Sections 6 through 9 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

         SECTION 11. Performance Compensation Awards.

                  (a) General. The Committee shall have the authority, at the time of grant of any Award described in Sections 6 through 10 (other than Options and Stock Appreciation Rights granted with an exercise price or grant price, as the case may be, equal to or greater than the Fair Market Value per Share on the date of grant), to designate such Award as a Performance Compensation Award in order to qualify such Award as Performance-based compensation under section 162(m) of the Code.

                  (b) Eligibility. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under section 162(m) of the
         Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 11. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent

         Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

                  (c) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) is(are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 11(c) and record the same in writing.

                  (d) Payment of Performance Compensation Awards

                  (i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

                  (ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (1) the Performance Goals for such period are achieved; and (2) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant's Performance Award has been earned for the Performance Period.

                  (iii) Certification. Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant's Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion, if and when it deems appropriate.

                  (iv) Negative Discretion In determining the actual size of an individual Performance Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgement, such reduction or elimination is appropriate.

                  (v) Timing of Award Payments. The Awards granted for a Performance Period shall be paid to Participants as soon as administratively possible following completion of the certifications required by this Section 11.

                  (vi) Maximum Award Payable. Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period is 400,000 Shares or, in the event the Performance Compensation Award is paid in cash, the equivalent cash value thereof on the last day of the Performance Period to which such Award relates. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or
         (ii) with respect to a Performance Compensation Award that is payable in Shares, by an amount greater than the appreciation of a Share from the date such Award is deferred to the payment date.

         SECTION 12. Amendment and Termination.

                  (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan and provided further that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

                  (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

                  (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority or adjustment would cause an Award designated by the Committee as a Performance Compensation Award under Section 11 of the Plan to fail to qualify as "performance-based compensation" under section 162(m) of the Code.

         SECTION 13. Change of Control and Qualified Public Offering. In the event of a Change of Control or a Qualified Public Offering after the date of the adoption of this Plan, any outstanding Awards then held by Participants which are unexercisable or otherwise unvested shall automatically be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change of Control or Qualified Public Offering.

         SECTION 14. General Provisions.

                  (a) Nontransferability.

                  (i) Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative.

                  (ii) No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

                  (iii) Notwithstanding the foregoing, the Committee may in the applicable Award Agreement evidencing an Option granted under the Plan or at any time thereafter in an amendment to an Award Agreement provide that Options granted hereunder which are not intended to qualify as Incentive Options may be transferred by the Participant to whom such Option was granted (the "Grantee") without consideration, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to:

                           (A) the Grantee's spouse, children or grandchildren
                               (including adopted and stepchildren and
                               grandchildren) (collectively, the "Immediate
                               Family");

                           (B) a trust solely for the benefit of the Grantee and
                               his or her Immediate Family; or

                           (C) a partnership or limited liability company whose
                               only partners or shareholders are the Grantee and his or her Immediate Family members;

                  (each transferee described in clauses (A), (B) and (C) above is hereinafter referred to as a "Permitted Transferee"); provided that the Grantee gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the grantee in writing that such a transfer would comply with the requirements of the Plan and any applicable Award Agreement evidencing the Option.

                  The terms of any Option transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in an Award Agreement to an optionee, Grantee or Participant shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer any Options, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise any transferred Options unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such Option if the Committee determines that such a registration statement is necessary or appropriate, (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Grantee under the Plan or otherwise and (d) the consequences of termination of the Grantee's employment by, or services to, the Company under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Grantee, following which the Options shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

                  (b) No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

                  (c) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  (d) Withholding.

                  (i) A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award.

                  (ii) Without limiting the generality of clause (i) above, a Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least 6 months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the option a number of Shares with a Fair Market Value equal to such withholding liability.

                  (iii) Notwithstanding any provision of this Plan to the contrary, in connection with the transfer of an Option to a Permitted Transferee pursuant to Section 14(a) of the Plan, the Grantee shall remain liable for any withholding taxes required to be withheld upon the exercise of such Option by the Permitted Transferee.

                  (e) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but not limited to the effect on such Award of the death, disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee.

                  (f) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

                  (g) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

                  (h) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

                  (i) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

                  (j) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

                  (k) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

                  (l) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

                  (m) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

                  (n) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

         SECTION 15. Certain Restrictions Prior to a Qualified Public Offering. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, until the consummation of a Qualified Public Offering, any Shares received by a Participant (or any permitted transferee under Section 14) in connection with the grant, exercise, payment or other settlement in respect of an Award ("Plan Shares") shall be subject to the following restrictions. The restrictions set forth in this Section 15 shall lapse immediately upon the occurrence of a Qualified Public Offering.

                  (a) Restrictions on Transfer.

                  (i) Transfer of Plan Shares Prior To A Change of Control. Prior to the occurrence of a Change of Control, the Participants (and any permitted transferees under Section 14) shall not sell, assign, pledge or otherwise transfer or enter into any agreement to sell, assign, pledge or transfer any interest in (a "Transfer") any Plan Shares, other than (A) pursuant to applicable laws of descent and distribution; (B) to the Company or the Permitted Holders or (C) pursuant to Section 15(c); provided that the restrictions contained in this Section 15 shall continue to be applicable to the Plan Shares after any such permitted Transfer and the transferees of such Plan Shares (other than the Company or the Permitted Holders or any purchaser in a transaction described in Section 15(c)) must agree in writing to be bound by the provisions of this Section 15 prior to any such Transfer. Upon making any Transfer of Plan Shares pursuant to this
         Section 15(a)(i), the transferor shall deliver a written notice (a "Transfer Notice") to the Company. The Transfer Notice shall disclose in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the proposed transfer.

                  (ii) Transfer of Plan Shares After a Change of Control. At least 30 days prior to making any Transfer of any Plan Shares after a Change of Control, a Participant (and any permitted transferee under Section 14) shall deliver a written notice (the "Sale Notice") to the Company disclosing in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the proposed Transfer. No Transfer may be consummated prior to 60 days after the Sale Notice has been delivered to the Company (the "Authorization Date").

                  (b) First Refusal Rights. The Company may elect to purchase all or any portion of the Plan Shares to be transferred pursuant to
         Section 15(a)(ii) at the same proportionate price for the Plan Shares to be transferred as is specified in the Sale Notice by delivering a written notice of such election to the Participant (or other transferor) within 30 days after the receipt of the Sale Notice by the Company. The Company shall have up to 30 days after delivery of such notice to the Participant (or other transferor) to consummate the purchase and sale of the Plan Shares. A Participant (or other transferor) may, during the 60-day period immediately following the Authorization Date, subject to the provisions of this Section 15, transfer the Plan Shares specified in the Sale Notice at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice; provided that the restrictions contained in this
         Section 15 shall continue to be applicable to the Plan Shares after any such transfer and the transferees of such Plan Shares must agree in writing to be bound by the provisions of this Section 15 prior to any such transfer. Any Plan Shares not transferred within such 60-day period shall again be subject to the provisions of this Section 15(b) upon subsequent transfer.

                  (c) Drag-Along Right. If at any time prior to a Qualified Public Offering any of the Permitted Holders, singularly or in the aggregate, proposes to sell 50% or more of the Fully Diluted Shares to any person(s) or entity or entities other than a Permitted Holder, it or they may, but shall not be obligated to, require the holders of the Plan Shares to sell the same proportion and type of their Plan Shares as such Permitted Holders in the aggregate are selling of their securities by setting forth such requirement in a written notice to the holders of the Plan Shares at least 10 days prior to such sale. In such event, the holders of the Plan Shares shall vote for, consent to and not raise any objections against such sale. The holders of the Plan Shares shall take all necessary and reasonably desirable actions in connection with the consummation of the sale, and shall be entitled to participate in such sale on the same terms and conditions as other holders of the Company's capital stock (including, without limitation, such Permitted Holders) and to receive the same consideration with respect to the Plan Shares as is received by other holders of the Company's capital stock (including, without limitation, such Permitted Holders). Without limiting the generality of the foregoing, if the sale is structured as a sale of shares of the Company's capital stock, the holders of the Plan Shares shall agree to sell to the purchaser or purchasers of such capital stock all Plan Shares that such holder is required to sell pursuant to the preceding sentence, on the same terms and conditions as such Permitted Holder(s) is selling its or their shares of the Company's capital stock.

                  (d) Tag-Along Right.

                  (i) If at any time prior to a Qualified Public Offering any of the Permitted Holders, singularly or in the aggregate (other than the Company) holding 50% or more of the Fully Diluted Shares, proposes to transfer (other than a pledge, collateral assignment or similar action) any Shares to any person(s) or entity or entities other than a Permitted Holder (a "Disposition"), such Permitted Holder shall, at least ten (10) days prior to the consummation of such Disposition, give notice (a "Disposition Notice") to the Participants who hold Plan Shares describing the terms of the Disposition in reasonable detail and stating that the Participants may elect to participate in such Disposition on the same terms and conditions as the Permitted Holders (including, without limitation, the price to be paid for the Shares); provided that the provisions of this Section 15(d) shall not apply to any transfers (x) pursuant to any registered public offering or (y) by any Permitted Holder to any of the employees, directors of, or consultants to, the Company or any of its Subsidiaries.

                  (ii) The election pursuant to clause (i) above shall be exercised by written notice delivered to the Permitted Holders effecting such Disposition within the time specified in the Disposition Notice, which shall not be less than 10 business days after such Disposition Notice is delivered. If a Participant delivers such notice of the Participant's election to sell, the Participant shall be obligated to transfer the Plan Shares specified in such notice upon the terms specified in clause (i) above to the proposed transferee(s), conditional upon the closing of the Disposition.

                  (iii) The maximum number of Plan Shares that a Participant may sell to any transferee(s) pursuant to clause (i) above shall be the number of Shares that is in the same proportion to the Participant's total ownership of the Fully Diluted Shares as the number of Shares being sold by the Permitted Holders, in the aggregate, (after giving effect to any other co-sale, participation or similar rights to which the Permitted Holders may be subject) is to such Permitted Holders' total ownership of the Fully Diluted Shares.

         SECTION 16. Term of the Plan.

                  (a) Effective Date. The Plan shall be effective as of the date of its approval by the Board.

                  (b) Expiration Date. No Award shall be granted under the Plan after July 31, 2007. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after July 31, 2007.

                  AMENDMENT NO. 1 TO 1997 STOCK INCENTIVE PLAN

         AMENDMENT NO. 1 dated as of March 24, 1998 to the Pathnet, Inc. 1997 Stock Incentive Plan (the "Amendment").

                              W I T N E S S E T H:

         WHEREAS, the Board of Directors of Pathnet, Inc. ("Pathnet") has heretofore adopted the Pathnet, Inc. 1997 Stock Inventive Plan (the "Plan"); and

         WHEREAS, the Board of Directors of Pathnet desires to amend the Plan in certain respects, all as set forth more fully below:

         SECTION 1. Definition; References. Unless otherwise specifically defined herein, each capitalized term used herein without definition shall have the meaning assigned to such term in the Plan. Each reference to "hereof," "hereunder," "herein," and "hereby" and each other similar reference and each reference to the "Plan" contained in the Plan shall from and after the date hereof refer to the Plan as amended hereby.

         SECTION 2. Amendment to Section 2 of the Plan. Section 2 of the Plan is hereby amended by adding the following definitions thereto:

                  "Cause" shall mean any of (i) a Participant's plea of guilty or nolo contendere to, or conviction for, the commission of a felony offense by the Participant, (ii) a material breach by the Participant of the fiduciary duty owed to the Company, (iii) a material breach by the Participant of the provisions of the Company's Non-Disclosure, Assignment of Inventions and Non-Competition Agreement or, if the Participant is not a party to such Agreement, a material breach by the Participant of any other obligations to the Company regarding non-competition, confidentiality, non-solicitation or inventions to which the Participant is otherwise bound and (iv) the Participant's failure to substantially perform the Participant's material duties to the Company; provided that any claim that "Cause" within the meaning of clauses (ii), (iii) or (iv) above exists for the termination of a Participant's employment may be asserted on behalf of the Company only by a duly adopted resolution of the Board and only after thirty days prior written notice to the Participant during which period the Participant may cure the breach or neglect that is the basis of any such claim, if curable (provided that no such cure period shall be provided to the Participant if the Participant has previously taken the same, or substantially similar, action or made the same, or substantially similar, omissions which resulted in written notice by the Company to the Participant of termination for Cause).

                  "Constructive Termination" shall mean a resignation by a Participant following the occurrence of a Change of Control as a result of (i) a reduction in the Participant's annual base salary as in effect immediately prior to the Change of

         Control or a material reduction of any employee benefit or prerequisite enjoyed by the Participant immediately prior to the Change of Control (other than as a result of an across the board reduction applicable to all other employees of the Company of the same or similar rank); (ii) a material diminution in the Participant's title, duties or responsibilities from those in effect immediately prior to such Change of Control or (iii) the relocation following such Change of Control of the Company's principal office, or the Participant's own office location as assigned to the Participant by the Company, to a location more than fifty miles from the office location prior to such Change of Control; provided that no such action or event shall constitute grounds for Constructive Termination unless the Company shall have failed to cure such action or event within thirty days after the Company's receipt of written notice from the Participant describing such action or event.

         SECTION 3. Amendment to Section 4 of the Plan. Section 4 of the Plan is hereby amended by replacing the referencing to "579,264" that appears in the first sentence of paragraph (a) of such Section, and inserting in lieu thereof the number "1,153,667."

         SECTION 4. Amendment to Section 13 of the Plan. Section 13 of the Plan is hereby amended and restated in its entirety to read as follows:

         SECTION 13. Change of Control. In the event of a Change of Control after the date of the adoption of this Plan, and, if a Participant's employment with the Company or its subsidiaries shall thereafter be terminated (a) by the Company without Cause or (b) by the Participant due to a Constructive Termination, then the portion, if any, of any outstanding Awards then held by such Participant which are unexercisable or otherwise unvested and which would otherwise have become exercisable or otherwise vested within one year after the date of such Participant's termination of employment, shall automatically be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Participant's termination of employment."

         SECTION 5. Amendment to Section 15 and 16 of the Plan. Section 15 of the Plan is hereby deleted in its entirety and Section 16 is hereby renumbered as Section 15.

         SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.